COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

18.         COMMITMENTS AND CONTINGENCIES

Significant legal contingencies

On November 12, 2020, certain shareholders of the Company (the “Petitioners”) filed a winding-up petition in the Grand Court of the Cayman Islands (the “Cayman Court”), under Cause No: FSD 278 of 2020, seeking to wind up the Company (the “Winding-up Petition”). The Petitioners also filed an application on December 4, 2020, for the appointment of provisional liquidators over the Company. A hearing was held on December 24, 2020, where the Cayman Court adjourned the application to allow the parties additional time to negotiate undertakings to the Court. The hearing was further adjourned by consent of the parties to a date no earlier than the week of March 29, 2021.

On October 24, 2023, the Cayman Court approved a Consent Order signed by all parties, which resulted in the withdrawal of the Winding-up Petition, the application for the appointment of provisional liquidators, and an additional application regarding the reconstitution of the Company’s board of directors filed on June 18, 2021. Accordingly, the proceedings under Cause No: FSD 278 of 2020 were fully discontinued, and the parties were released from all related undertakings given to the Cayman Court.

While this matter has now been resolved without further financial obligations, the Company recognizes that the proceedings were a significant legal matter during the reporting periods of 2021 through 2023. The outcome did not result in any material financial impact on the Company’s consolidated financial statements.

Capital commitment

As of December 31, 2023
		Less than	1 to 3	More than
	Total	1 year	years	3 years
	US$	US$	US$	US$
Capital commitments	4,367	4,367	—	—

As of December 31, 2023, the Company does not have significant capital expenditure plans or commitments for the construction of fixed assets. This is primarily due to the current operational environment and the Company’s strategic focus on maintaining financial flexibility. Given the existing business conditions, the Company has not entered into any material agreements or contracts for future capital expenditures.

18.         COMMITMENTS AND CONTINGENCIES (continued)

Contingencies

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of the unresolved matters, individually and in the aggregate, are likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

In June 2023, a wholly owned subsidiary of the Company initiated legal proceedings against the former shareholders of an equity investee, relating to a dispute arising from a prior equity transfer transaction. The amount claimed in the litigation was RMB500 million.

On April 11, 2025, the appellate court issued a final judgment, ruling that the former shareholders are liable to compensate the Company in the amount of RMB200 million as well as a RMB200 million default principal adding default interest calculated at 1.5 times the one-year loan prime rate for the relevant period on the default principal.

Despite the favorable judgment, given the counterparties’ involvement in multiple ongoing litigations and their designation as dishonest judgment debtors under Chinese law, the Company currently considers it difficult to reasonably estimate the amount and timing of any potential recovery. Management will continue to monitor developments regarding the enforcement of the judgment and will update the financial statements accordingly as new information becomes available.